SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated April 30, 2012

Effective immediately, for the following Portfolio:

Capital Growth Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” with respect to the portfolio manager disclosure for OppenheimerFunds, Inc. (“Oppenherimer”) is supplemented by adding the following:

Name	Portfolio Manager of the Portfolio Since	Title
Michael Kotlarz	2012	Vice President and Portfolio Manager

Dated: August 10, 2012